UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party Other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule14a-12

SEQUENTIAL BRANDS GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 5, 2020

On May 18, 2020, Sequential Brands Group, Inc. (the “Company”) made available certain supplemental proxy materials related to a change to the format of the 2020 Annual Meeting of Stockholders to be held on Friday, June 5, 2020. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

These materials supplement the Company’s Notice of Annual Meeting of Stockholders and proxy statement filed with the Securities and Exchange Commission on April 24, 2020 and included the press release and Supplemental Notice of Change to Virtual Meeting Format set forth below.

SEQUENTIAL BRANDS GROUP CHANGES ITS ANNUAL STOCKHOLDERS MEETING TO A VIRTUAL FORMAT

NEW YORK, May 18, 2020 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. ("Sequential" or the "Company") (NASDAQ:SQBG) announced today that, due to the public health impact of COVID-19 and the uncertainty of using the Company’s facilities, the Company will hold its 2020 Annual Meeting of Stockholders in a virtual meeting format only, via audio webcast.  The date and time of the meeting and the proposals to be presented to stockholders at the meeting are unchanged.  The meeting webcast will be held on Friday, June 5, 2020 at 10:00 a.m. Eastern Time.

Attending the Virtual Meeting as a Registered Stockholder

Registered holders of the Company’s common stock as of April 9, 2020, can attend, vote and ask questions at the meeting by accessing the meeting center site at www.meetingcenter.io/237191399 and entering the 15-digit control number found on the previously sent proxy card or Notice of Internet Availability of Proxy Materials and the meeting password, SQBG2020.

Attending the Virtual Meeting as a Beneficial Owner

Beneficial owners of the Company’s common stock as of April 9, 2020 (i.e., shares are held in an account at a brokerage firm, bank, dealer or similar organization or other custodian) can attend the meeting in one of two ways:

•	By registering with Computershare in advance of the meeting if you wish to vote or ask questions during the meeting. To register, you must obtain a legal proxy from your brokerage firm, bank, dealer or similar organization or other custodian by contacting them. Once you have received the legal proxy, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with "Legal Proxy" noted in the subject line. Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on May 29, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to the meeting center site at www.meetingcenter.io/237191399 and enter your control number and the meeting password, SQBG2020.

•	Alternatively, you can attend the meeting as a guest in listen-only mode by clicking on the "I am a guest" button after entering the meeting center at www.meetingcenter.io/237191399 and entering the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

If you have technical issues once you access the webcast, click on the “Support” link in the upper right of the broadcast screen.

Whether or not you plan to attend the meeting, we urge you to vote in advance of the meeting by one of the methods described in the proxy materials for the meeting. Please note that these materials will not be updated to reflect the change to a virtual meeting. Stockholders who have previously voted do not need to take any further action.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the active and lifestyle categories.  Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management and marketing teams.  Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world.  For more information, please visit Sequential's website at: www.sequentialbrandsgroup.com.

For Media and Investor Relations inquiries, contact:

Sequential Brands Group, Inc.

Katherine Nash
T: +1 512-757-2566
E: knash@sbg-ny.com

SUPPLEMENTAL NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 5, 2020

May 18, 2020

To the Stockholders of Sequential Brands Group, Inc.:

Due to the public health impact of COVID-19 and the uncertainty of using our facilities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders of Sequential Brands Group, Inc. has been changed to a virtual meeting format only, via audio webcast. This means stockholders will not be able to attend the annual meeting in person. The date and time of the meeting and the proposals to be presented to stockholders at the meeting are unchanged. The annual meeting will be held on Friday, June 5, 2020 at 10:00 a.m. Eastern Time, as previously announced.

As described in the previously distributed proxy materials for the annual meeting, stockholders of record as of the close of business on April 9, 2020, the record date, or those with a valid proxy from a brokerage firm, bank, dealer or similar organization or other custodian that held our shares on the record date, are entitled to vote on the matters to be considered at the annual meeting.  The items of business are the same as set forth in the 2020 notice of annual meeting and proxy statement dated April 24, 2020.

Registered holders of the Company’s common stock as of April 9, 2020, can attend, vote, view a list of stockholders, and ask questions at the meeting by accessing the meeting center site at www.meetingcenter.io/237191399 and entering the 15-digit control number found on the previously sent proxy card or Notice of Internet Availability of Proxy Materials and the meeting password, SQBG2020.

Beneficial owners of the Company’s common stock as of April 9, 2020 (i.e., shares are held in an account at a brokerage firm, bank, dealer or similar organization or other custodian) can attend, vote, view a list of stockholders, and ask questions at the meeting by registering with Computershare in advance of the meeting if you wish to vote or ask questions during the meeting. To register, you must obtain a legal proxy from your brokerage firm, bank, dealer or similar organization or other custodian by contacting them. Once you have received the legal proxy, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with "Legal Proxy" noted in the subject line. Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on May 29, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to the meeting center site at www.meetingcenter.io/237191399 and enter your control number and the meeting password, SQBG2020.

Alternatively, you can attend the meeting as a guest in listen-only mode by clicking on the "I am a guest" button after entering the meeting center at www.meetingcenter.io/237191399 and entering the information requested on the following screen. Please note you will not have the ability to ask questions, view a list of stockholders, or vote during the meeting if you participate as a guest.

Online check-in will begin 15 minutes before the annual meeting, and you should allow ample time for the check-in procedures. If you have technical issues once you access the webcast, click on the “Support” link in the upper right of the broadcast screen.

Whether or not you plan to attend the meeting, we urge you to vote in advance of the meeting by one of the methods described in the proxy materials for the meeting. Please note that these materials will not be updated to reflect the change to a virtual meeting. Stockholders who have previously voted do not need to take any further action.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2020: Sequential Brands Group, Inc.’s notice of annual meeting and proxy statement, annual report and other proxy materials are available at www.investorvote.com/SQBG.